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                                                                    EXHIBIT 23.1

                         INDEPENDENT AUDITORS' CONSENT

     We consent to the incorporation by reference in Registration Statement No. 33-96212 of Sanctuary Woods Multimedia Corporation and its subsidiaries (the "Company") on Form S-8 and Registration Statement No. 33-95464 of the Company on Form S-3 of our report dated October 11, 1996 appearing in this Current Report on Form 8-K to be filed on or about October 30, 1996.

                                          DELOITTE & TOUCHE LLP

October 29, 1996

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